JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D dated March 29, 2006 (including amendments thereto) with respect to the Common Stock of S1 Corporation. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated: March 29, 2006

STARBOARD VALUE AND OPPORTUNITY           RAMIUS MASTER FUND, LTD
MASTER FUND LTD.                          By: Ramius Advisors, LLC
                                              its investment manager
PARCHE, LLC                               By: Ramius Capital Group, L.L.C.
By: Admiral Advisors, LLC, its                its managing member
    managing member
                                          ADMIRAL ADVISORS, LLC
RCG AMBROSE MASTER FUND, LTD.             By: Ramius Capital Group, L.L.C., its
By: Ramius Capital Group, L.L.C.,             managing member
    its investment manager
By: C4S & Co., L.L.C.,                    RAMIUS ADVISORS, LLC
    its managing member                   By: Ramius Capital Group, L.L.C., its
                                              managing member
RCG HALIFAX FUND, LTD.
By: Ramius Capital Group, L.L.C.,         RAMIUS CAPITAL GROUP, L.L.C.
    its investment manager                By: C4S & Co., L.L.C.,
By: C4S & Co., L.L.C.,                        as managing member
    its managing member
                                          C4S & CO., L.L.C.



                           By: /s/ Jeffrey M. Solomon
                               ---------------------------
                               Name: Jeffrey M. Solomon
                               Title: Authorized Signatory

JEFFREY M. SOLOMON

/s/ Jeffrey M. Solomon
-----------------------------------
Individually and as attorney-in-fact
for Peter A. Cohen, Morgan B. Stark
and Thomas W. Strauss

BARINGTON COMPANIES EQUITY PARTNERS, L.P.
By: Barington Companies Investors, LLC,
    its general partner

By: /s/ James A. Mitarotonda
    --------------------------------------
Name:  James A. Mitarotonda
Title: Managing Member

BARINGTON COMPANIES INVESTORS, LLC

By: /s/ James A. Mitarotonda
    --------------------------------------
Name:  James A. Mitarotonda
Title: Managing Member

/s/ James A. Mitarotonda
------------------------------------------
James A. Mitarotonda

BARINGTON COMPANIES OFFSHORE FUND, LTD. (BVI)

By: /s/ James A. Mitarotonda
    --------------------------------------
Name:  James A. Mitarotonda
Title: President

BARINGTON INVESTMENTS, L.P.
By: Barington Companies Advisors, LLC,
    its general partner

By: /s/ James A. Mitarotonda
    --------------------------------------
Name:  James A. Mitarotonda
Title: Authorized Signatory

BARINGTON COMPANIES ADVISORS, LLC

By: /s/ James A. Mitarotonda
    --------------------------------------
Name:  James A. Mitarotonda
Title: Authorized Signatory

BARINGTON CAPITAL GROUP, L.P.
By: LNA Capital Corp., its general
    partner

By: /s/ James A. Mitarotonda
    --------------------------------------
Name:  James A. Mitarotonda
Title: President and Chief Executive Officer

LNA CAPITAL CORP.

By: /s/ James A. Mitarotonda
    --------------------------------------
Name:  James A. Mitarotonda
Title: President and Chief Executive Officer

ARCADIA PARTNERS, L.P.
By: Arcadia Capital Management, LLC, its general
    partner

By: /s/ Richard Rofe
    --------------------------------------
Name:  Richard Rofe
Title: Sole Member

ARCADIA CAPITAL MANAGEMENT, LLC

By: /s/ Richard Rofe
    --------------------------------------
Name:  Richard Rofe
Title: Sole Member

/s/ Richard Rofe
------------------------------------------
Richard Rofe